UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2004

SMITHFIELD FOODS, INC.

(Exact name of registrant as specified in charter)

Virginia	1-15321	52-0845861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Commerce Street

Smithfield, Virginia 23430

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (757) 365-3000

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Smithfield Foods, Inc. (the “Registrant”) hereby furnishes this report pursuant to Item 12 of Form 8-K:

On August 4, 2004, the Registrant issued a press release commenting on its earnings for the first quarter of fiscal year ending May 1, 2005. The press release is furnished with this Form 8-K as Exhibit 99.

Exhibit 99	Smithfield Foods, Inc. press release dated August 4, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.
(Registrant)

By:	/s/ DANIEL G. STEVENS
(Signature)
Daniel G. Stevens
Vice President and Chief Financial Officer

Dated: August 4, 2004